UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: June 30, 2009

Date of reporting period: July 1, 2008 — December 31, 2008

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PNGAX

Putnam International Growth and Income Fund

Semiannual Report
12|31|08

A world of investing.™

Putnam INVESTMENTS

U.S.POSTAGE
3¢
4¢

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Since 1937, when George Putnam created a prudent mix of stocks and bonds in a single, professionally managed portfolio, we have championed the wisdom of the balanced approach. Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios so investors can pursue a range of financial goals. Our seasoned portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in service excellence, in the value of experienced financial advice, and in putting clients first in everything we do.

Not FDIC insured
May lose value
No bank guarantee

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
International Growth
and Income Fund

12|31|08

Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Manager	7
Performance in depth	12
Expenses	14
Portfolio turnover	15
Your fund’s management	16
Terms and definitions	17
Trustee approval of management contract	18
Other information for shareholders	24
Financial statements	25
Brokerage commissions	46

Cover photograph: © White-Packert Photography

Message from the Trustees

Dear Fellow Shareholder:

For more than a year now, financial markets have experienced significant upheaval. Ongoing and coordinated responses by governmental and financial authorities around the world have provided a sense of optimism that stability will be restored, but investors should not expect a reduction in volatility in the near term.

Putnam Investments, meanwhile, is making several important changes to its equity fund lineup and portfolio management under President and Chief Executive Officer Robert L. Reynolds. Key among them is replacing the team management structure of Putnam equity funds with a more nimble decision-making process that vests full authority and responsibility with individual fund managers.

The portfolio manager of Putnam International Growth and Income Fund is Pamela Holding, who joined the company in 1995 and has over 20 years of investment industry experience. In other moves aimed at achieving performance excellence, Putnam has bolstered its ranks of seasoned equity analysts with several important hires in recent months.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam. Although the financial markets have recently presented investors with extraordinary challenges, it is Putnam’s belief that the seeds of opportunity are often sown during difficult times like these.

About the fund

A value approach to international investing

Just as free trade has opened the U.S. economy to world imports in recent years, the world has also become more available to U.S. investors. New markets for equity investing were established as communist economies transitioned to capitalism, and investor-friendly reforms helped give investors greater transparency and sound legal footing.

While investing in companies located in different economic and political systems involves additional risks, it may provide your portfolio with valuable diversification, particularly during a downturn in the U.S. economy. International economies generally follow a different business cycle than the United States and may be growing while the U.S. economy is sluggish. Investing in securities denominated in foreign currencies provides further diversification. While the euro, the yen, and other currencies fluctuate in value, the fund can benefit when these currencies strengthen against the U.S. dollar.

Since 1996, Putnam International Growth and Income Fund has sought to benefit from positive changes taking place in companies outside the United States by investing mainly in stocks of large and midsize companies. The fund’s manager looks for financially strong companies that appear to be priced attractively and poised to experience positive changes. The goal is to identify companies that are undertaking new business strategies to compete in a dynamic global economy, or companies that are the beneficiaries of change, such as industry deregulation, privatization, corporate restructuring, and mergers.

To gather information about this wide variety of companies and markets, the manager is supported by the research of Putnam analysts based in Boston and London. In all decisions, the manager is guided by Putnam’s risk controls, which call for regular review of fund holdings and the discipline to sell stocks when they reach what is considered their true worth.

Putnam International Growth and Income Fund seeks to combine the potential benefits of international investing with a value-driven approach so that it may successfully serve as the international portion of a broadly diversified portfolio.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

In-depth analysis is key to
successful stock selection

Drawing on the expertise of a dedicated team of stock analysts, the fund’s manager seeks stocks that are believed to be underpriced by the market. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to meet certain criteria, including:

Quality High-quality characteristics such as solid management teams and sound business models that create strong cash flows.

Valuation The manager carefully considers how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Cash flow Examining each company’s financials, particularly the amount of cash a company generates relative to the earnings that it reports, and targeting those companies believed to offer attractive and sustainable cash flow.

Market integration and corporate strategies focused on shareholder value have enhanced value investment opportunities since the fund launched in 1996.

Performance snapshot

Average annual total return (%) comparison as of 12/31/08

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 12–13 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your
fund’s Portfolio Manager

Pamela Holding

Pam, investors are keenly aware of recent U.S. stock market declines. How have international markets fared?

International stocks delivered extremely poor performance and actually lagged their U.S. counterparts during the second half of 2008. Overseas stocks were particularly vulnerable to the expansion of the global financial crisis and the resulting slowdown in worldwide economic growth, since many investors initially believed that the recession would remain confined to the United States. Once evidence began to mount that the contagion was in fact spreading around the globe, international equities — which had performed well for several years and were richly valued coming into the downturn —were hit hard.

As the severity of the global recession became clearer, central banks responded with massive interest-rate cuts. The European Central Bank lowered interest rates by 0.5% in October, followed by another 0.5% cut in November, and a 0.75% reduction in December. The Bank of England coordinated a 0.5% rate decrease in October, a 1.5% reduction in November, and a 1.0% cut in December.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/08. See page 6 and pages 12–13 for additional fund performance information. Index descriptions can be found on page 17.

By the middle of the fourth quarter, all European countries had officially fallen into recession, and many governments were announcing economic stimulus packages to counteract the slowdown. Pacific Rim equity markets tumbled sharply in the final few months of the year, sharing in the effects of the global liquidity crisis and the wave of recession that followed. In October, Japan’s Nikkei 225 Index recorded the worst month in its 58-year history. Although losses in Japan moderated in November and gave way to small gains in December, the travails of that regionally dominant market told the story for the region. Pacific Rim nations followed the lead of the rest of the developed world, cutting interest rates in an attempt to stimulate their economies and shorten the economic slowdown. It is truly a global downturn.

How did the fund perform during the downturn?

Regrettably, Putnam International Growth and Income Fund’s class A shares returned –39.30% at net asset value during the six-month period ended December 31, 2008. This constitutes the largest decline by far in the fund’s 12-year history, and only the third time the fund has recorded a loss for a full calendar year. The loss says much about the severity of the economic conditions that have shaped market sentiment in recent months. In terms of benchmarks, the fund’s decline was slightly greater than that of its unmanaged S&P benchmark index, which returned –35.53%. The fund also underperformed the average of its peer group of international large-cap funds, which returned –36.38%, according to Lipper. In both

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 12/31/08. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	COUNTRY	SECTOR/INDUSTRY

BP PLC (4.0%)	United Kingdom	Energy/Oil and gas
Nippon Telegraph & Telephone	Japan	Communication services/
(NTT) Corp. (2.9%)		Telecommunications
Banco Santander Central Hispano SA (2.4%)	Spain	Financials/Banking
Vivendi SA (2.4%)	France	Conglomerates/Conglomerates
Zurich Financial Services AG (2.4%)	Switzerland	Financials/Insurance
Vodafone Group PLC (2.2%)	United Kingdom	Communication services/
Telecommunications
E.On AG (2.2%)	Germany	Utilities and power/Electric utilities
AXA SA (2.1%)	France	Financials/Insurance
ACE, Ltd. (2.0%)	Switzerland	Financials/Insurance
Tokyo Gas Co., Ltd. (1.9%)	Japan	Utilities and power/Natural
gas utilities

cases, the fund’s underperformance was due to stock selection rather than the fund’s exposures to various sectors or countries.

What were some holdings that hurt performance?

A key factor in the fund’s negative return was its investments in certain European bank stocks such as Allied Irish Banks, Commerzbank, and the Royal Bank of Scotland (RBS). As was the case with their U.S. counterparts, these European banks suffered the double blow of losing money on their securities portfolios and then on their lending assets, as the slower economy translated into rising defaults. The poor performance of these stocks overshadowed the fund’s overall underweighting to the financials sector. All but RBS were sold during the period.

Some of our holdings related to the basic materials sector also detracted from performance during the period after commodity prices fell sharply. For example, Xstrata, a diversified mining company based in Switzerland, saw its stock price decline precipitously along with waning demand for copper and other metals. Xstrata was sold during the period. ArcelorMittal, a Luxembourg-based steel company with customers in 170 countries, announced price and production cuts and also suffered a sharp sell-off in its stock price.

Were there stocks that aided the fund’s performance during the period?

Definitely. Oddly enough, the fund’s best performer during the period was a financial company: Fairfax Financial Holdings, an insurance company based

Comparison of top country weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

in Toronto. Fairfax, whose success came from its skill at navigating the rocky credit markets, recorded large gains in its credit default swaps — insurance contracts that allow investors to bet for or against a corporation’s bond performance. Other insurance-related holdings benefited on a relative basis from the collapse of AIG in the fall, including ACE Limited, AXA, and Zurich Financial Services. The fund was also aided, relative to our benchmark index, by not owning Fortis, the Belgian banking and insurance company that became one of the casualties of the credit market collapse.

Some of the fund’s other strong relative performers were consumer-staples and health-care stocks that held up well due to their defensive nature. Among these were Toyo Suisan Kaisha, Japan’s second-largest noodle manufacturer; health-care stocks Astellas Pharmaceutical and Roche Holding; and Reckitt Benckiser, a U.K.-based manufacturer of household products. These companies all share stable business models that have minimal sensitivity to broader economic trends. The fund also benefited from the timely purchase and sale of Bekaert, a Belgium-based wire harness manufacturer with major operations in China. I believe this last example helps illustrate the importance of maintaining a value discipline in all markets.

I N  T H E  N E W S

The U.S. Treasury and the Federal Reserve have taken well-publicized steps in response to the credit crisis. What may be less known are actions by European and Asian authorities.The Bank of England has made dramatic reductions in interest rates. In October, short-term rates stood at 5%, but after a series of cuts, they had fallen to 1.5% by January 8.This marked the first time rates had dropped below 2% in the Bank of England’s history, which dates to 1694. Similarly, China has instituted several interest-rate reductions since September. In November, China unveiled a $586 billion economic stimulus program. In a more unconventional move, the government of Ireland during January nationalized Anglo-Irish Banks, a weakened financial institution.

Pam, what was your portfolio management strategy in this kind of market?

The fund’s traditionally bottom-up approach led me to adopt a defensive strategy in 2008, which entailed tilting the portfolio toward health-care, utilities, and telecommunications stocks and away from the financials, industrial, and consumer discretionary sectors. As mentioned earlier, these shifts in broad exposures were helpful, but stock selection within certain sectors hurt returns. Apart from the defensive strategy, I found select opportunities among energy and basic materials stocks, where I believed short-term market weakness had obscured the positive longer-term supply-and-demand fundamentals for some companies.

Is there cause for optimism in 2009?

Successful investing requires discipline, and that discipline is clearly put to the test in adverse market environments like the one we are in today. The best thing to do during times like these is to stick to one’s approach and trust that the markets will follow their age-old pattern of rebounding in advance of an economic recovery.

As a value manager, part of that discipline means knowing when to sell stocks that are vulnerable. Because I expect the economic news to get worse before it gets better, I am looking for opportunities to cut back on last year’s winners. I am also continuing to use a bottom-up approach to assess the many value opportunities the market now has to offer. I am looking for stocks not just with attractive valuations, but also strong balance sheets, robust free cash flows, and catalysts for long-term growth. Examples of recent purchases include Macquarie Infrastructure Group, a toll-road operator with strong pricing power and the ability to take advantage of local governments’ need to raise money through the sale of roadway assets. With a long-term perspective, I believe the fund’s strict valuation discipline and emphasis on fundamental research will position it to capitalize as similar opportunities arise in the year ahead.

Thank you, Pam, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2008, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/1/96)		(8/1/96)		(2/1/99)		(8/1/96)		(12/1/03)	(10/2/00)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	4.67%	4.18%	3.89%	3.89%	3.92%	3.92%	4.16%	3.86%	4.42%	4.87%

10 years	20.65	13.67	11.89	11.89	12.26	12.26	14.83	10.82	17.71	23.50
Annual average	1.89	1.29	1.13	1.13	1.16	1.16	1.39	1.03	1.64	2.13

5 years	2.48	–3.37	–1.19	–2.72	–1.26	–1.26	0.07	–3.45	1.29	3.78
Annual average	0.49	–0.68	–0.24	–0.55	–0.25	–0.25	0.01	–0.70	0.26	0.74

3 years	–26.10	–30.34	–27.72	–29.40	–27.73	–27.73	–27.19	–29.75	–26.66	–25.56
Annual average	–9.59	–11.35	–10.26	–10.96	–10.26	–10.26	–10.04	–11.10	–9.82	–9.37

1 year	–46.05	–49.15	–46.40	–49.08	–46.39	–46.93	–46.28	–48.16	–46.14	–45.93

6 months	–39.30	–42.81	–39.46	–42.49	–39.46	–40.06	–39.43	–41.54	–39.37	–39.24

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns For periods ended 12/31/08

	S&P Developed Ex-U.S.	Lipper International
	LargeMidCap Value Index	Large-Cap Value funds*

Annual average (life of fund)	4.70%	5.33%

10 years	38.43	41.15
Annual average	3.31	3.31

5 years	17.46	9.08
Annual average	3.27	1.69

3 years	–18.19	–21.38
Annual average	–6.48	–7.78

1 year	–43.29	–43.78

6 months	–35.53	–36.38

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/08, there were 98, 88, 55, 49, 17, and 11 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/08

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	1	1		1	1

Income	$0.125		—	$0.018	$0.041		$0.112	$0.163

Capital gains	—		—	—	—		—	—

Total	$0.125		—	$0.018	$0.041		$0.112	$0.163

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

6/30/08	$12.54	$13.31	$12.29	$12.37	$12.47	$12.92	$12.40	$12.61

12/31/08	7.48	7.94	7.44	7.47	7.51	7.78	7.40	7.49

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund’s annual operating expenses For the fiscal year ended 6/30/08

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	1.30%	2.05%	2.05%	1.80%	1.55%	1.05%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam International Growth and Income Fund from July 1, 2008, to December 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$5.47	$8.50	$8.50	$7.49	$6.48	$4.46

Ending value (after expenses)	$607.00	$605.40	$605.40	$605.70	$606.30	$607.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended December 31, 2008, use the following calculation method. To find the value of your investment on July 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$6.87	$10.66	$10.66	$9.40	$8.13	$5.60

Ending value (after expenses)	$1,018.40	$1,014.62	$1,014.62	$1,015.88	$1,017.14	$1,019.66

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.35%	2.10%	2.10%	1.85%	1.60%	1.10%

Average annualized expense
ratio for Lipper peer group*	1.35%	2.10%	2.10%	1.85%	1.60%	1.10%

* Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 12/31/08.

Your fund’s portfolio turnover

Putnam funds are actively managed by experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Putnam International Growth
and Income Fund	65%	105%	94%	62%	71%

Lipper International Large-Cap
Value Funds category average	52%	63%	59%	67%	97%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on June 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 12/31/08.

Your fund’s management

Your fund’s Portfolio Manager is Pamela Holding.

Portfolio management fund ownership

The following table shows how much the fund’s current Portfolio Manager has invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of December 31, 2008, and December 31, 2007.

Trustee and Putnam employee fund ownership

As of December 31, 2008, all of the Trustees of the Putnam funds owned fund shares. The following table shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in the fund	Total assets in all Putnam funds

Trustees	$314,000	$32,000,000

Putnam employees	$3,059,000	$332,000,000

Other Putnam funds managed by the Portfolio Manager

Pamela Holding does not manage any other Putnam mutual funds. She may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P Developed Ex-U.S. LargeMidCap Value Index is an unmanaged index of mostly large- and some small-cap stocks from developed countries, excluding the United States, chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract, in respect of your fund, between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In May 2008, the Board of Trustees also approved a new sub-advisory contract between Putnam Management and another affiliate, The Putnam Advisory Company (“PAC”), in respect of your fund.

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2008. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL and PAC as separate entities, except as otherwise indicated below, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 10th percentile in management fees and in the 21st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize

Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper International Large-Cap Value Funds) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	78th

Three-year period	44th

Five-year period	54th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year and five-year periods ended December 31, 2007, there were 53, 29 and 25 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

The Trustees noted the disappointing performance for your fund for the one-year period ended December 31, 2007. In this regard, the Trustees considered that Putnam Management continues to have confidence in the investment process for your fund given its stronger longer-term record, recognizing the tendency for short-term variability over a market cycle. The Trustees also considered Putnam Management’s belief that the Large Cap Equities team’s leadership changes and the research centralization efforts underway in the equity space at Putnam Management more generally will strengthen the fund’s investment process, which focuses on a blend of quantitative techniques and fundamental analysis, and enhance its performance potential.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper International Large-Cap Value Funds category for the one-year, five-year, and ten-year periods ended December 31, 2008, were 74%, 72%, and 73%, respectively. Over the one-year, five-year, and ten-year periods ended December 31, 2008, your fund ranked 65 out of 88, 36 out of 49, and 13 out of 17 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of the Sub-Advisory
Contract among Putnam
Management, Putnam Investments
Limited andThe Putnam
Advisory Company

In May 2008, the Trustees approved a new sub-advisory contract among Putnam Management, PIL and PAC in respect of your fund, under which PAC’s Singapore branch would begin providing discretionary investment management services for your fund. The Contract Committee reviewed information provided by Putnam Management and PAC and, upon completion of this review, recommended, and the Independent Trustees and the full Board of Trustees approved, the sub-advisory contract in respect of your fund, effective October 30, 2008.

The Trustees considered numerous factors they believed relevant in approving your fund’s sub-advisory contract, including Putnam Management’s belief that the interest of shareholders would be best served by utilizing investment professionals in PAC’s Singapore office to manage a portion of your fund’s assets and PAC’s expertise in managing assets invested in Asian markets. The Trustees also considered that applicable securities laws require a sub-advisory relationship among Putnam Management, PIL and PAC in order for Putnam’s investment professionals in Singapore to be involved in the management of your fund. The Trustees noted that Putnam Management and/or PIL, but not your fund, would pay the sub-advisory fee to PAC for its services and that the sub-advisory relationship with PAC will not reduce the nature, quality or overall level of service provided to your fund.

Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 12/31/08 (Unaudited)

COMMON STOCKS (101.5%)*	Shares	Value

Aerospace and defense (2.0%)
BAE Systems PLC (United Kingdom)	773,860	$4,278,311

Finmeccanica SpA (Italy)	279,979	4,310,904

		8,589,215
Airlines (1.4%)
Singapore Airlines, Ltd. (Singapore)	748,540	5,897,485

		5,897,485
Automotive (2.9%)
Bayerische Motoren Werke (BMW) AG (Germany)	118,985	3,672,855

DaimlerChrysler AG (Germany)	146,425	5,587,020

Toyota Industries Corp. (Japan)	146,400	3,129,767

		12,389,642
Banking (10.6%)
Alpha Bank AE (Greece)	238,852	2,252,825

Banco Santander Central Hispano SA (Spain)	1,088,063	10,545,231

Barclays PLC (United Kingdom)	1,330,066	3,041,593

BNP Paribas SA (France)	44,108	1,870,361

DBS Group Holdings, Ltd. (Singapore)	534,000	3,179,404

DBS Group Holdings, Ltd. (Rights) (Singapore) F †	267,000	557,994

DnB Holdings ASA (Norway)	620,700	2,496,640

HSBC Holdings PLC (United Kingdom)	320,953	3,116,034

Intesa Sanpaolo SpA (Italy)	994,522	3,512,220

Lloyds TSB Group PLC (United Kingdom)	879,730	1,633,313

Lloyds TSB Group PLC (Rights) (United Kingdom) F †	382,418	56

Mitsubishi UFJ Financial Group, Inc. (Japan)	524,800	3,249,175

National Bank of Canada (Canada)	90,100	2,323,198

Royal Bank of Scotland Group PLC (United Kingdom)	3,686,936	2,703,604

Unibanco-Uniao de Bancos Brasileiros SA ADR (Brazil)	81,000	5,234,220

		45,715,868
Beverages (0.7%)
InBev NV 144A (Belgium)	129,930	3,025,019

		3,025,019
Cable television (0.3%)
Rogers Communications Class B (Canada)	46,100	1,389,570

		1,389,570
Chemicals (2.2%)
BASF SE (Germany)	94,960	3,768,094

Potash Corp. of Saskatchewan, Inc. (Canada)	28,300	2,087,472

Syngenta AG (Switzerland)	18,314	3,523,649

		9,379,215
Commercial and consumer services (1.5%)
Daito Trust Construction Co., Ltd. (Japan)	93,600	4,890,226

LG Corp. (South Korea)	46,610	1,626,021

		6,516,247
Communications equipment (0.9%)
Nokia OYJ (Finland)	247,943	3,860,022

		3,860,022
Computers (0.7%)
Wincor Nixdorf AG (Germany)	59,070	2,828,195

		2,828,195

COMMON STOCKS (101.5%)* cont.	Shares	Value

Conglomerates (2.4%)
Vivendi SA (France)	320,673	$10,484,306

		10,484,306
Consumer goods (2.5%)
KAO Corp. (Japan)	195,000	5,892,180

Reckitt Benckiser PLC (United Kingdom)	135,106	5,105,587

		10,997,767
Electric utilities (4.6%)
E.On AG (Germany)	230,621	9,364,910

Enel SpA (Italy)	1,088,321	6,865,585

Kyushu Electric Power Co., Inc. (Japan)	131,300	3,484,698

		19,715,193
Electrical equipment (1.7%)
Mitsubishi Electric Corp. (Japan)	1,161,000	7,249,197

		7,249,197
Entertainment (0.4%)
Panasonic Corp. (Japan)	147,000	1,837,909

		1,837,909
Financial (1.3%)
Deutsche Bank AG (Germany)	30,182	1,208,676

Shinhan Financial Group Co., Ltd. (South Korea)	194,820	4,503,411

		5,712,087
Food (4.7%)
Koninklijke Ahold NV (Netherlands)	487,056	6,011,358

Nestle SA (Switzerland)	198,418	7,766,532

Toyo Suisan Kaisha, Ltd. (Japan)	225,000	6,452,898

		20,230,788
Insurance (13.0%)
ACE, Ltd. (Switzerland)	167,400	8,858,808

Allianz SE (Germany)	71,662	7,718,680

AXA SA (France)	408,396	9,143,390

Fairfax Financial Holdings, Ltd. (Canada)	20,000	6,425,570

ING Canada, Inc. (Canada)	120,100	3,127,408

ING Groep NV (Netherlands)	326,965	3,432,210

SCOR (France)	144,308	3,331,650

Tokio Marine Holdings, Inc. (Japan)	124,300	3,634,248

Zurich Financial Services AG (Switzerland)	48,423	10,439,353

		56,111,317
Investment banking/Brokerage (0.9%)
Credit Suisse Group (Switzerland)	151,656	4,128,268

		4,128,268
Machinery (0.6%)
NSK, Ltd. (Japan)	705,000	2,641,451

		2,641,451
Manufacturing (1.5%)
Glory, Ltd. (Japan)	327,800	6,397,231

		6,397,231
Media (1.1%)
WPP PLC (United Kingdom)	823,699	4,870,503

		4,870,503
Medical technology (1.0%)
Terumo Corp. (Japan)	95,800	4,476,534

		4,476,534

COMMON STOCKS (101.5%)* cont.	Shares	Value

Metals (2.9%)
ArcelorMittal (Luxembourg)	117,679	$2,848,380

Barrick Gold Corp. (Canada)	114,500	4,217,230

BHP Billiton, Ltd. (Australia)	76,736	1,642,356

Salzgitter AG (Germany)	49,996	3,965,462

		12,673,428
Natural gas utilities (3.3%)
Centrica PLC (United Kingdom)	1,579,804	6,157,886

Tokyo Gas Co., Ltd. (Japan)	1,589,000	8,034,492

		14,192,378
Oil and gas (11.8%)
BG Group PLC (United Kingdom)	225,364	3,173,840

BP PLC (United Kingdom)	2,235,874	17,377,965

China Petroleum & Chemical Corp. (China)	4,428,000	2,727,990

Inpex Holdings, Inc. (Japan)	351	2,766,989

Nexen, Inc. (Canada)	226,641	4,004,819

Petroleo Brasileiro SA ADR (Brazil)	80,980	1,983,200

Royal Dutch Shell PLC Class B (Netherlands)	308,411	7,873,424

StatoilHydro ASA (Norway)	226,382	3,754,417

Total SA (France)	133,259	7,295,549

		50,958,193
Pharmaceuticals (7.9%)
Astellas Pharma, Inc. (Japan)	183,500	7,450,434

Novartis AG (Switzerland)	141,028	7,017,674

Ono Pharmaceutical Co., Ltd. (Japan)	115,500	5,992,321

Roche Holding AG (Switzerland)	47,681	7,289,375

Santen Pharmaceutical Co., Ltd. (Japan)	105,100	3,158,303

UCB SA (Belgium)	103,140	3,373,779

		34,281,886
Retail (1.2%)
FamilyMart Co., Ltd. (Japan)	121,100	5,249,211

		5,249,211
Semiconductor (—%)
Greatek Electronics, Inc. (Taiwan)	12,391	7,213

		7,213
Technology services (1.2%)
Accenture, Ltd. Class A (Bermuda)	84,400	2,767,476

Seiko Epson Corp. (Japan)	152,000	2,415,870

		5,183,346
Telecommunications (9.6%)
France Telecom SA (France)	131,842	3,703,298

KDDI Corp. (Japan)	876	6,225,477

KT Freetel Co., Ltd. (South Korea) †	213,230	5,293,856

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	2,365	12,682,707

NTT DoCoMo, Inc. (Japan)	919	1,807,629

Taiwan Mobile Co., Ltd. (Taiwan)	1,412,000	2,102,669

Vodafone Group PLC (United Kingdom)	4,680,440	9,557,585

		41,373,221
Tobacco (1.8%)
KT&G Corp. (South Korea)	57,718	3,602,023

Philip Morris International, Inc.	99,000	4,307,490

		7,909,513

COMMON STOCKS (101.5%)* cont.	Shares	Value

Transportation services (2.9%)
ComfortDelgro Corp., Ltd. (Singapore)	6,420,000	$6,522,688

Macquarie Infrastructure Group (Australia)	4,931,911	6,011,183

		12,533,871

TOTAL INVESTMENTS

Total investments (cost $555,278,535)		$438,805,289

* Percentages indicated are based on net assets of $432,449,686.

† Non-income-producing security.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on the securities valuation inputs. On December 31, 2008, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

At December 31, 2008, liquid assets totaling $4,953,517 have been designated as collateral for open forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at December 31, 2008 (as a percentage of Portfolio Value):

Japan	24.9%	Brazil	1.6%

United Kingdom	13.9	Belgium	1.5

Switzerland	11.2	Norway	1.4

Germany	8.7	United States	1.0

France	8.2	Finland	0.9

Canada	5.4	Luxembourg	0.6

Netherlands	4.0	Bermuda	0.6

Singapore	3.7	China	0.6

South Korea	3.4	Greece	0.5

Italy	3.3	Taiwan	0.5

Spain	2.4	Total	100.0%

Australia	1.7

FORWARD CURRENCY CONTRACTS TO BUY at 12/31/08 (aggregate face value $78,895,955)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$21,550,222	$23,354,161	1/21/09	$(1,803,939)

British Pound	7,006,646	7,052,096	1/21/09	(45,450)

Canadian Dollar	20,908,870	23,103,764	1/21/09	(2,194,894)

Euro	8,482,337	7,798,455	1/21/09	683,882

Norwegian Krone	4,346,225	4,266,031	1/21/09	80,194

Swedish Krona	11,922,208	11,567,611	1/21/09	354,597

Swiss Franc	1,970,107	1,753,837	1/21/09	216,270

Total				$(2,709,340)

FORWARD CURRENCY CONTRACTS TO SELL at 12/31/08 (aggregate face value $60,929,158)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$4,931,418	$4,811,698	1/21/09	$(119,720)

British Pound	358,583	361,672	1/21/09	3,089

Canadian Dollar	8,060,817	8,021,009	1/21/09	(39,808)

Euro	2,880,031	2,639,745	1/21/09	(240,286)

Japanese Yen	25,042,842	24,589,120	1/21/09	(453,722)

Norwegian Krone	7,049,375	6,927,036	1/21/09	(122,339)

Swedish Krona	3,588,866	3,478,392	1/21/09	(110,474)

Swiss Franc	11,261,403	10,100,486	1/21/09	(1,160,917)

Total				$(2,244,177)

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. The Standard establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of December 31, 2008:

Valuation inputs	Investments in securities	Other financial instruments*

Level 1	$46,726,461	$—

Level 2	391,520,778	(4,953,517)

Level 3	558,050	—

Total	$438,805,289	$(4,953,517)

* Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The following is a reconciliation of Level 3 assets as of December 31, 2008:

	Investment in securities	Other financial instruments*

Balance as of June 30, 2008	$—	$—

Accrued discounts/premiums	—	—

Realized gain/loss	—	—

Change in net unrealized appreciation (depreciation)	558,050	—

Net purchases/sales	—	—

Net transfers in and/or out of Level 3	—	—

Balance as of December 31, 2008	$558,050	$—

* Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/ (depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 12/31/08 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $555,278,535)	$438,805,289

Foreign currency (cost $2,933,606) (Note 1)	2,954,459

Dividends and other receivables	1,136,584

Foreign tax reclaim	589,067

Receivable for shares of the fund sold	1,948,173

Receivable for securities sold	2,086,947

Receivable for open forward currency contracts (Note 1)	1,651,121

Receivable for closed forward currency contracts (Note 1)	1,490,346

Receivable for receivable purchase agreement (Note 2)	444,634

Total assets	451,106,620

LIABILITIES

Payable to custodian (Note 2)	2,018,287

Payable for shares of the fund repurchased	5,737,145

Payable for compensation of Manager (Note 2)	699,095

Payable for investor servicing fees (Note 2)	124,953

Payable for custodian fees (Note 2)	37,623

Payable for Trustee compensation and expenses (Note 2)	123,886

Payable for administrative services (Note 2)	2,025

Payable for distribution fees (Note 2)	286,310

Payable for open forward currency contracts (Note 1)	6,604,638

Payable for closed forward currency contracts (Note 1)	2,880,452

Other accrued expenses	142,520

Total liabilities	18,656,934

Net assets	$432,449,686

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$809,701,267

Undistributed net investment income (Note 1)	1,503,144

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(257,750,311)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(121,004,414)

Total — Representing net assets applicable to capital shares outstanding	$432,449,686

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($336,846,591 divided by 45,006,427 shares)	$7.48

Offering price per class A share (100/94.25 of $7.48)*	$7.94

Net asset value and offering price per class B share ($39,105,029 divided by 5,258,394 shares)**	$7.44

Net asset value and offering price per class C share ($16,419,493 divided by 2,198,722 shares)**	$7.47

Net asset value and redemption price per class M share ($6,883,038 divided by 916,633 shares)	$7.51

Offering price per class M share (100/96.50 of $7.51)*	$7.78

Net asset value, offering price and redemption price per class R share
($1,834,863 divided by 247,909 shares)	$7.40

Net asset value, offering price and redemption price per class Y share
($31,360,672 divided by 4,184,621 shares)	$7.49

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 12/31/08 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $693,222)	$9,154,000

Interest (including interest income of $13,058
from investments in affiliated issuers) (Note 5)	35,059

Securities lending	2,762

Total investment income	9,191,821

EXPENSES

Compensation of Manager (Note 2)	2,520,143

Investor servicing fees (Note 2)	1,128,467

Custodian fees (Note 2)	34,909

Trustee compensation and expenses (Note 2)	22,335

Administrative services (Note 2)	12,773

Distribution fees — Class A (Note 2)	648,625

Distribution fees — Class B (Note 2)	305,132

Distribution fees — Class C (Note 2)	120,159

Distribution fees — Class M (Note 2)	40,640

Distribution fees — Class R (Note 2)	5,472

Other	174,554

Fees waived and reimbursed by Manager (Notes 2 and 5)	(301,303)

Total expenses	4,711,906

Expense reduction (Note 2)	(45,410)

Net expenses	4,666,496

Net investment income	4,525,325

Net realized loss on investments (Notes 1 and 3)	(211,351,290)

Net realized loss on foreign currency transactions (Note 1)	(13,059,029)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(7,841,907)

Net unrealized depreciation of investments during the period	(116,450,326)

Net loss on investments	(348,702,552)

Net decrease in net assets resulting from operations	$(344,177,227)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 12/31/08*	Year ended 6/30/08

Operations:
Net investment income	$4,525,325	$17,598,972

Net realized loss on investments and
foreign currency transactions	(224,410,319)	(6,823,908)

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(124,292,233)	(186,222,693)

Net decrease in net assets resulting from operations	(344,177,227)	(175,447,629)

Distributions to shareholders: (Note 1)
From ordinary income
Net investment income

Class A	(5,667,860)	(19,193,757)

Class B	—	(1,782,791)

Class C	(40,163)	(609,144)

Class M	(37,594)	(321,834)

Class R	(27,338)	(49,981)

Class Y	(651,952)	(1,189,300)

Net realized short-term gain on investments

Class A	—	(53,602,033)

Class B	—	(8,823,562)

Class C	—	(2,685,749)

Class M	—	(1,214,025)

Class R	—	(146,778)

Class Y	—	(2,977,604)

From net realized long-term gain on investments
Class A	—	(69,537,205)

Class B	—	(11,446,691)

Class C	—	(3,484,186)

Class M	—	(1,574,939)

Class R	—	(190,412)

Class Y	—	(3,862,806)

Redemption fees (Note 1)	14,890	63,619

Increase (decrease) from capital share transactions (Note 4)	(159,202,435)	116,830,209

Total decrease in net assets	(509,789,679)	(241,246,598)

NET ASSETS

Beginning of period	942,239,365	1,183,485,963

End of period (including undistributed net investment
income of $1,503,144 and $3,402,726, respectively)	$432,449,686	$942,239,365

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio of net
			Net realized									of expenses	investment
	Net asset value,		and unrealized	Total from	From net	From net				Total return	Net assets,	to average	income (loss)
	beginning	Net investment	gain (loss) on	investment	investment	realized gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	Portfolio
Period ended	of period	income (loss) [a,b]	investments	operations	income	on investments	distributions	fees [c]	end of period	value (%) [d]	(in thousands)	(%) [b,e]	net assets (%) [b]	turnover (%)

Class A
December 31, 2008 **	$12.54	.07	(5.00)	(4.93)	(.13)	—	(.13)	—	$7.48	(39.30) *	$336,847	.68 *	.75 *	36.26 *
June 30, 2008	17.36	.26	(2.51)	(2.25)	(.35)	(2.22)	(2.57)	—	12.54	(14.26)	751,388	1.30	1.72	64.84
June 30, 2007	14.80	.22	3.90	4.12	(.43)	(1.13)	(1.56)	—	17.36	29.14	914,680	1.34	1.37	105.32
June 30, 2006	11.68	.24 [f]	3.04	3.28	(.16)	—	(.16)	—	14.80	28.23	623,921	1.39 [f]	1.76 [f]	94.24
June 30, 2005	10.39	.16 [g]	1.22	1.38	(.09)	—	(.09)	—	11.68	13.27	416,868	1.38	1.46 [g]	62.40
June 30, 2004	7.99	.08	2.45	2.53	(.13)	—	(.13)	—	10.39	31.80	313,716	1.45	.89	71.43

Class B
December 31, 2008 **	$12.29	.03	(4.88)	(4.85)	—	—	—	—	$7.44	(39.46) *	$39,105	1.06 *	.37 *	36.26 *
June 30, 2008	17.03	.11	(2.43)	(2.32)	(.20)	(2.22)	(2.42)	—	12.29	(14.93)	94,624	2.05	.77	64.84
June 30, 2007	14.53	.08	3.85	3.93	(.30)	(1.13)	(1.43)	—	17.03	28.19	177,599	2.09	.51	105.32
June 30, 2006	11.45	.10 [f]	3.02	3.12	(.04)	—	(.04)	—	14.53	27.31	178,818	2.14 [f]	.75 [f]	94.24
June 30, 2005	10.21	.06 [g]	1.20	1.26	(.02)	—	(.02)	—	11.45	12.38	216,063	2.13	.54 [g]	62.40
June 30, 2004	7.85	.02	2.40	2.42	(.06)	—	(.06)	—	10.21	30.89	250,712	2.20	.13	71.43

Class C
December 31, 2008 **	$12.37	.04	(4.92)	(4.88)	(.02)	—	(.02)	—	$7.47	(39.46) *	$16,419	1.06 *	.37 *	36.26 *
June 30, 2008	17.15	.13	(2.47)	(2.34)	(.22)	(2.22)	(2.44)	—	12.37	(14.93)	34,789	2.05	.90	64.84
June 30, 2007	14.65	.09	3.87	3.96	(.33)	(1.13)	(1.46)	—	17.15	28.17	48,366	2.09	.60	105.32
June 30, 2006	11.57	.13 [f]	3.02	3.15	(.07)	—	(.07)	—	14.65	27.29	34,943	2.14 [f]	.96 [f]	94.24
June 30, 2005	10.32	.08 [g]	1.20	1.28	(.03)	—	(.03)	—	11.57	12.39	26,519	2.13	.67 [g]	62.40
June 30, 2004	7.93	.01	2.44	2.45	(.06)	—	(.06)	—	10.32	30.89	22,267	2.20	.13	71.43

Class M
December 31, 2008 **	$12.47	.05	(4.97)	(4.92)	(.04)	—	(.04)	—	$7.51	(39.43) *	$6,883	.93 *	.50 *	36.26 *
June 30, 2008	17.25	.17	(2.47)	(2.30)	(.26)	(2.22)	(2.48)	—	12.47	(14.62)	16,115	1.80	1.17	64.84
June 30, 2007	14.72	.13	3.88	4.01	(.35)	(1.13)	(1.48)	—	17.25	28.47	22,173	1.84	.83	105.32
June 30, 2006	11.61	.16 [f]	3.04	3.20	(.09)	—	(.09)	—	14.72	27.67	17,889	1.89 [f]	1.15 [f]	94.24
June 30, 2005	10.35	.09 [g]	1.22	1.31	(.05)	—	(.05)	—	11.61	12.62	15,053	1.88	.85 [g]	62.40
June 30, 2004	7.95	.03	2.45	2.48	(.08)	—	(.08)	—	10.35	31.22	14,486	1.95	.35	71.43

Class R
December 31, 2008 **	$12.40	.06	(4.95)	(4.89)	(.11)	—	(.11)	—	$7.40	(39.37) *	$1,835	.81 *	.63 *	36.26 *
June 30, 2008	17.21	.26	(2.52)	(2.26)	(.33)	(2.22)	(2.55)	—	12.40	(14.43)	2,835	1.55	1.81	64.84
June 30, 2007	14.72	.23	3.82	4.05	(.43)	(1.13)	(1.56)	—	17.21	28.78	1,440	1.59	1.46	105.32
June 30, 2006	11.63	.26 [f]	2.98	3.24	(.15)	—	(.15)	—	14.72	28.03	433	1.64 [f]	1.89 [f]	94.24
June 30, 2005	10.39	.27 [g]	1.06	1.33	(.09)	—	(.09)	—	11.63	12.83	129	1.63	2.34 [g]	62.40
June 30, 2004†	9.31	.12	1.09	1.21	(.13)	—	(.13)	—	10.39	13.06 *	1	1.00 *	.59 *	71.43

Class Y
December 31, 2008 **	$12.61	.08	(5.04)	(4.96)	(.16)	—	(.16)	—	$7.49	(39.24) *	$31,361	.56 *	.87 *	36.26 *
June 30, 2008	17.44	.31	(2.53)	(2.22)	(.39)	(2.22)	(2.61)	—	12.61	(14.02)	42,488	1.05	2.11	64.84
June 30, 2007	14.86	.23	3.95	4.18	(.47)	(1.13)	(1.60)	—	17.44	29.44	19,229	1.09	1.46	105.32
June 30, 2006	11.71	.25 [f]	3.09	3.34	(.19)	—	(.19)	—	14.86	28.69	19,638	1.14 [f]	1.86 [f]	94.24
June 30, 2005	10.42	.20 [g]	1.20	1.40	(.11)	—	(.11)	—	11.71	13.42	21,292	1.13	1.79 [g]	62.40
June 30, 2004	8.01	.13	2.44	2.57	(.16)	—	(.16)	—	10.42	32.29	13,307	1.20	1.28	71.43

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36	37

Financial highlights (Continued)

* Not annualized.

**Unaudited.

† For the period December 1, 2003 (commencement of operations) to June 30, 2004.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage of
average net assets

December 31, 2008	0.05%

June 30, 2008	<0.01

June 30, 2007	0.01

June 30, 2006	0.04

June 30, 2005	0.05

June 30, 2004	0.01

c Amount represents less than $0.01 per share.

d Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

e Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

f Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended June 30, 2006.

g Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 12/31/08 (Unaudited)

Note 1: Significant accounting policies

Putnam International Growth and Income Fund (the “fund”), a Massachusetts business trust, is a series of Putnam Funds Trust (the “trust”) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in common stocks of mid- and large-cap foreign companies that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC believes to be undervalued.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. ClassY shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At December 31, 2008, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam

Management. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At December 31, 2008, the fund had no securities out on loan.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending June 30, 2009 $29,977,414 of losses recognized during the period November 1, 2007 to June 30, 2008.

The aggregate identified cost on a tax basis is $558,641,113, resulting in gross unrealized appreciation and depreciation of $24,513,122 and $144,348,946, respectively, or net unrealized depreciation of $119,835,824.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative
services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, and 0.53% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the period ended December 31, 2008, Putnam Management waived $300,612 of its management fee from the fund.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

Effective October 30, 2008, the Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

On September 26, 2008, the fund entered into an Agreement with another registered investment company (the “Purchaser”) managed by Putnam Management. Under the Agreement, the fund sold to the Purchaser the fund’s right to receive, in the aggregate, $1,725,299 in net payments from Lehman Brothers Special Financing, Inc. in connection with certain terminated derivatives transactions (the “Receivable”), in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The Receivable will be offset against the funds net receivable from Lehman Brothers Special Financing, Inc. which is included in the Statement of assets and liabilities within the Receivable and Payable of closed forward currency contracts. The Agreement, which is included in the Statement of assets and liabilities, is valued at fair value following procedures approved by the Trustees. All remaining payments under the Agreement will be recorded as realized gain or loss.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management, provided investor servicing agent functions to the fund through December 31, 2008. Subsequent to December 31, 2008, these services were provided by Putnam Investor Services, Inc., another affiliate of Putnam Management. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended December 31, 2008, the amounts incurred for investor servicing agent functions provided by PFTC are included in Investor servicing fees in the Statement of operations.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At December 31, 2008, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the six months ended December 31, 2008, the fund’s expenses were reduced by $5,130 under the expense offset arrangements and by $40,280 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $487, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the period ended December 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $27,389 and $259 from the sale of class A and class M shares, respectively, and received $32,022 and $1,031 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the period ended December 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $89 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended December 31, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $243,650,173 and $414,321,850, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At December 31, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 12/31/08		Year ended 6/30/08

Class A	Shares	Amount	Shares	Amount

Shares sold	3,197,026	$29,512,190	14,633,328	$221,628,565

Shares issued in connection with	750,993	5,317,029	9,840,037	135,300,578
reinvestment of distributions

	3,948,019	34,829,219	24,473,365	356,929,143

Shares repurchased	(18,847,586)	(167,667,209)	(17,268,717)	(243,164,712)

Net increase (decrease)	(14,899,567)	$(132,837,990)	7,204,648	$113,764,431

	Six months ended 12/31/08		Year ended 6/30/08

Class B	Shares	Amount	Shares	Amount

Shares sold	259,038	$2,204,925	1,392,511	$20,865,185

Shares issued in connection with	—	—	1,494,709	20,223,416
reinvestment of distributions

	259,038	2,204,925	2,887,220	41,088,601

Shares repurchased	(2,698,242)	(25,033,285)	(5,620,514)	(80,345,900)

Net decrease	(2,439,204)	$(22,828,360)	(2,733,294)	$(39,257,299)

	Six months ended 12/31/08		Year ended 6/30/08

Class C	Shares	Amount	Shares	Amount

Shares sold	166,288	$1,461,912	447,792	$6,688,807

Shares issued in connection with	4,486	31,714	397,415	5,412,793
reinvestment of distributions

	170,774	1,493,626	845,207	12,101,600

Shares repurchased	(783,411)	(6,924,943)	(854,496)	(11,975,361)

Net increase/(decrease)	(612,637)	$(5,431,317)	(9,289)	$126,239

	Six months ended 12/31/08		Year ended 6/30/08

Class M	Shares	Amount	Shares	Amount

Shares sold	56,198	$489,936	172,558	$2,599,623

Shares issued in connection with	5,022	35,708	218,217	2,989,573
reinvestment of distributions

	61,220	525,644	390,775	5,589,196

Shares repurchased	(437,241)	(3,872,762)	(383,455)	(5,430,432)

Net increase/(decrease)	(376,021)	$(3,347,118)	7,320	$158,764

	Six months ended 12/31/08		Year ended 6/30/08

Class R	Shares	Amount	Shares	Amount

Shares sold	59,443	$535,972	170,876	$2,536,880

Shares issued in connection with	3,273	22,940	23,493	319,739
reinvestment of distributions

	62,716	558,912	194,369	2,856,619

Shares repurchased	(43,499)	(414,188)	(49,321)	(673,959)

Net increase	19,217	$144,724	145,048	$2,182,660

	Six months ended 12/31/08		Year ended 6/30/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	2,039,540	$16,360,043	3,473,603	$58,094,734

Shares issued in connection with	91,954	651,952	581,860	8,029,710
reinvestment of distributions

	2,131,494	17,011,995	4,055,463	66,124,444

Shares repurchased	(1,316,679)	(11,914,369)	(1,788,453)	(26,269,030)

Net increase	814,815	$5,097,626	2,267,010	$39,855,414

Note 5: Investment in Putnam Prime Money Market Fund

The fund invested in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund were valued at its closing net asset value each business day. Management fees paid by the fund were reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended December 31, 2008, management fees paid were reduced by $691 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund were recorded as interest income in the Statement of operations and totaled $13,058 for the period ended December 31, 2008. During the period ended December 31, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $33,323,876 and $39,661,606, respectively.

On September 17, 2008, the Trustees of the Putnam Prime Money Market Fund voted to close that fund effective September 17, 2008. On September 24, 2008, the fund received shares of Federated Prime Obligations Fund, an unaffiliated management investment company registered under the Investment Company Act of 1940, in liquidation of its shares of Putnam Prime Money Market Fund.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Note 8: Market and credit risk

In the normal course of business the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk).The fund may be exposed to additional credit risk that an institution or other entity with which the funds have unsettled or open transactions will default.

Note 9: Other

The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. As of December 31, 2008, due to a decrease in the fund’s net asset value during the year, such counterparties were entitled to elect, but had not yet elected, to terminate early, and cause settlement of all outstanding derivative and foreign exchange contracts outstanding under the applicable Master Agreements, including the payment by the fund of any losses and costs resulting from such early termination, as reasonably determined by such counterparty. Any decision by the counterparty to elect early termination could impact the fund’s future derivative activity. At December 31, 2008, the fund had net unrealized gains/(losses) on derivative contracts subject to the Master Agreements of $179,770 and $(5,133,287). The fund intends to seek a waiver of or other relief from this provision, from the counterparties.

Brokerage commissions (unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s International group for the year ended December 31, 2008. The Putnam mutual funds in this group are Putnam Europe Equity Fund, Putnam Global Equity Fund, Putnam International Capital Opportunities Fund, Putnam International Equity Fund, Putnam International Growth and Income Fund, Putnam International New Opportunities Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) Credit Suisse First Boston, UBS Securities, Deutsche Bank Securities, Citigroup Global Markets, and Goldman, Sachs & Co. Commissions paid to these firms together represented approximately 47% of the total brokerage commissions paid for the year ended December 31, 2008.

Commissions paid to the next 10 firms together represented approximately 34% of the total brokerage commissions paid during the period. These firms are Sanford C. Bernstein & Co., CLSA, Keefe, Bruyette & Woods, Lehman Brothers, Macquarie Securities (USA), Merrill Lynch, Pierce, Fenner and Smith, J.P.Morgan Securities, Morgan Stanley & Co., RBC Capital Markets, and Redburn Partners.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International New Opportunities Fund*
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income
AMT-Free Municipal Fund‡
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund**
Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund††

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®
Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

‡ Prior to November 30, 2008, the fund was known as Putnam AMT-Free Insured Municipal Fund.

** Prior to January 2, 2009, the fund was known as Putnam Health Sciences Trust.

†† Prior to January 2, 2009, the fund was known as Putnam Utilities Growth and Income Fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at www.putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Robert J. Darretta	Susan G. Malloy
Putnam Investment	Myra R. Drucker	Vice President and
Management, LLC	Charles E. Haldeman, Jr.	Assistant Treasurer
One Post Office Square	Paul L. Joskow
Boston, MA 02109	Elizabeth T. Kennan	Beth S. Mazor
	Kenneth R. Leibler	Vice President
Investment Sub-Advisor	Robert E. Patterson
The Putnam Advisory	George Putnam, III	James P. Pappas
Company, LLC	Robert L. Reynolds	Vice President
One Post Office Square	Richard B. Worley
Boston, MA 02109		Francis J. McNamara, III
	Officers	Vice President and
Investment Sub-Manager	Charles E. Haldeman, Jr.	Chief Legal Officer
Putnam Investments Limited	President
57–59 St James’s Street		Robert R. Leveille
London, England SW1A 1LD	Charles E. Porter	Vice President and
	Executive Vice President,	Chief Compliance Officer
Marketing Services	Principal Executive Officer,
Putnam Retail Management	Associate Treasurer and	Mark C. Trenchard
One Post Office Square	Compliance Liaison	Vice President and
Boston, MA 02109		BSA Compliance Officer
Jonathan S. Horwitz
Custodian	Senior Vice President	Judith Cohen
State Street Bank and	and Treasurer	Vice President, Clerk and
Trust Company		Assistant Treasurer
Steven D. Krichmar
Legal Counsel	Vice President and	Wanda M. McManus
Ropes & Gray LLP	Principal Financial Officer	Vice President, Senior Associate
Treasurer and Assistant Clerk
Trustees	Janet C. Smith
John A. Hill, Chairman	Vice President, Principal	Nancy E. Florek
Jameson A. Baxter,	Accounting Officer and	Vice President, Assistant Clerk,
Vice Chairman	Assistant Treasurer	Assistant Treasurer and
Charles B. Curtis		Proxy Manager

This report is for the information of shareholders of Putnam International Growth and Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

SA024 254955 2/09

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: February 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: February 27, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: February 27, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: June 30, 2009

Date of reporting period: July 1, 2008 — December 31, 2008

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PNSAX

Putnam Small Cap Growth Fund

Semiannual Report
12|31|08

A world of investing.™

Putnam INVESTMENTS

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

Since 1937, when George Putnam created a prudent mix of stocks and bonds in a single, professionally managed portfolio, we have championed the wisdom of the balanced approach. Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios so investors can pursue a range of financial goals. Our seasoned portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in service excellence, in the value of experienced financial advice, and in putting clients first in everything we do.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital

Not FDIC insured
May lose value
No bank guarantee

Putnam
Small Cap Growth
Fund

12 | 31 | 08
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Manager	7
Performance in depth.	12
Expenses	14
Portfolio turnover	15
Your fund’s management.	16
Terms and definitions	17
Trustee approval of management contract	18
Other information for shareholders.	23
Financial statements	24
Brokerage commissions	44

Cover photograph: Vineyard, Napa County, California © Charles O’Rear

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Message from the Trustees

Dear Fellow Shareholder:

For more than a year now, financial markets have experienced significant upheaval. Ongoing and coordinated responses by governmental and financial authorities around the world have provided a sense of optimism that stability will be restored, but investors should not expect a reduction in volatility in the near term.

Putnam Investments, meanwhile, is making several important changes to its equity fund lineup and portfolio management under President and Chief Executive Officer Robert L. Reynolds. Key among them is replacing the team management structure of Putnam equity funds with a more nimble decision-making process that vests full authority and responsibility with individual fund managers.

The portfolio manager of Putnam Small Cap Growth Fund is Anthony Sutton, who joined the company in 2001 and has 20 years of investment industry experience. In other moves aimed at achieving performance excellence, Putnam has bolstered its ranks of seasoned equity analysts with several important hires in recent months.

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We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam. Although the financial markets have recently presented investors with extraordinary challenges, it is Putnam’s belief that the seeds of opportunity are often sown during difficult times like these.

Respectfully yours,

About the fund

Seeking companies with new ideas — and big futures

The saying “mighty oaks from tiny acorns grow” could be the motto of Putnam Small Cap Growth Fund. The fund’s manager looks for small companies that have the potential to grow and prosper. These companies can be start-ups or several years old. What they generally have in common is the development of a product or service that fills a well-defined need in the marketplace.

Small-capitalization companies can be more nimble than more established firms. They can move quickly to develop a new product or service that captures a customer base with little or no immediate competition. Many are in the early stages of their corporate lives and, if successful, may experience significant growth.

Small-cap stocks generally react differently to economic conditions than their large-cap counterparts, so including both in your portfolio is one way to diversify your holdings. An uptick in the economy can make it easier for start-ups and smaller companies to acquire capital to finance their operations.

Larger, blue-chip companies are carefully tracked by Wall Street analysts. As a result, investors can readily find information about those companies’ financials and business prospects. In the case of smaller companies, however, there are simply too many stocks and too few analysts for extensive research. This reduced level of coverage means that in-house research, such as that provided by Putnam’s equity analysts, is key to uncovering these “diamonds in the rough.”

Since the inception of Putnam Small Cap Growth Fund in late 1997, the portfolio manager has worked closely with Putnam’s analysts to uncover investment opportunities. With intensive research into a company’s financial health and future prospects, as well as industry trends, they use a variety of resources to identify the small-cap growth candidates that might grow into “mighty oaks.”

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings growth may be more volatile, especially if earnings do not continue to grow.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s manager seeks attractive growth stocks. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to meet certain criteria, including:

Growth Examining each company’s financials, including its sales and earnings, and targeting those believed to offer growth potential.

Quality High-quality companies, with characteristics such as solid management teams, sound business models, and high levels of free-cash flow, are preferred.

Valuation The manager carefully considers how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Putnam Small Cap Growth Fund holdings have
spanned many sectors and industries over time.

Performance snapshot

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 12–13 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

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Interview with your
fund’s Portfolio Manager

Anthony Sutton

Tony, the six-month period ended December 31, 2008, was marked by unprecedented stock market volatility and declines.The average small-cap growth fund, as measured by Lipper, declined by 34.29% . How did Putnam Small Cap Growth Fund perform?

I regret to report that the fund declined in line with its peer group average, and I’m especially disappointed to report that it also underperformed relative to its benchmark, the Russell 2000 Growth Index. This was due in large part to holdings in the consumer and energy sectors. Specialty retailers, in particular, faced the dual headwinds of lower consumer spending and the complete shutdown of funding mechanisms brought on by the credit crisis. Energy service companies suffered from a drop-off in spending on exploration and production, which was much greater than I had anticipated. Although the fund’s energy positions were reduced in expectation of this slowdown, it was not enough to offset the dramatic drop in the prices of these stocks. On the positive side, the fund’s overexposure to the health-care sector helped returns considerably. When the economy weakens, health-care stocks

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/08. See page 6 and pages 12–13 for additional fund performance information. Index descriptions can be found on page 17.

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tend to hold up better than other stocks. At the same time, many small health-care companies continued to offer promising growth potential.

Can you provide some perspective on market conditions during the period, and their effect on the fund?

Stock market performance in 2008 was nothing short of historic. Worldwide, all indexes, sectors, and markets saw their worst investment returns in decades, brought on by the global unraveling of the credit markets. Few investors today have witnessed an environment comparable to the one we’ve seen unfold in the past 18 months. Small companies in particular are acutely sensitive to funding needs and generally tend to have the most volatile stocks. This is particularly true of growth-oriented small companies, such as those that I target for the fund. However, despite these challenges, I believe there are several potential positive catalysts that could benefit the fund going forward.

Tell us about those positive factors.

First, it’s worth noting that federal policymakers have responded to this global financial crisis with unprecedented measures, and I believe the U.S. government’s economic recovery package has the potential to restore consumer confi-dence and investors’ appetite for risk. Also, stock markets tend to bottom about halfway through a recession. If history is any guide, we are well past the halfway point of even the longest prior recession.

Sectors that take the lead coming out of recessions are typically those that are

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 12/31/08. Also shown is each holding’s market sector and the specific industry within that sector. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

EZCORP, Inc.(1.8%)	Consumer cyclicals	Commercial and consumer services
Clean Harbors, Inc. (1.7%)	Capital goods	Environmental
Beacon Roofing Supply, Inc. (1.7%)	Consumer staples	Distribution
Spartan Stores, Inc. (1.7%)	Consumer staples	Distribution
Alexion Pharmaceuticals, Inc. (1.6%)	Health care	Biotechnology
Axsys Technologies, Inc. (1.6%)	Technology	Electronics
Volcano Corp. (1.4%)	Health care	Medical technology
Healthcare Services Group, Inc. (1.4%)	Consumer cyclicals	Commercial and consumer services
Comtech Telecommunications Corp. (1.3%)	Technology	Communications equipment
TeleCommunication Systems, Inc. (1.3%)	Technology	Computers

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most sensitive to economic expansion —often referred to as “early-cycle” sectors. These include technology, consumer discretionary, and materials. Lagging groups tend to be consumer staples and most industries within the health-care sector. Within this framework, stocks of small companies tend to do best, and those possessing superior growth attributes are among the top performers. Of course, market bottoms are extremely difficult — perhaps impossible — to predict, so investors are best served by focusing on individual companies.

A focus on individual companies is a key component of your investment process. Could you discuss that process in more detail?

Investors are better disciplined now, and investment returns will accrue to companies that grow revenues and earnings the old-fashioned way — by offering differentiated products, by pricing those products well, and by managing their business models efficiently. My goal is to find small companies with the potential to grow and prosper. The process includes macroeconomic, market, and sector analysis — but that is secondary to my focus on picking stocks. We use rigorous research techniques to examine the universe of small-company stocks, targeting companies that have strong business models, steadily growing cash flows, and attractive long-term growth potential.

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

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Let’s discuss some holdings that detracted from fund performance for the semiannual period.

As I mentioned, stocks of energy services companies declined dramatically with the slowdown in spending on oil and gas exploration and production. Examples of stocks that suffered in the fund’s portfolio were Hercules Offshore, an oil and gas driller and servicing company; Hornbeck Offshore Services, a manufacturer and operator of specialized maritime vehicles focused on the offshore oil and gas production market; and Bolt Technology, a manufacturer of specialized products for use in offshore oil and gas exploration. In the retail sector, the stock of Cache, Inc., a mall-based specialty retailer of women’s clothing, was a detractor. Other significant detractors included Valassis Communications, a marketing services company, and TeleTech Holdings, a provider of outsourcing services for businesses. By the close of the period, Hercules Offshore, Cache, Valassis, and TeleTech had all been sold from the portfolio.

Which stocks in the portfolio contributed positively to performance?

Among the contributors was Beacon Roofing Supply, a well-run company that distributes commercial and residential roofing materials and that is primarily leveraged to maintenance and repair, rather than new construction. The stock of EZCORP, a pawn shop operator, also performed well during the period. The company benefited from pricing power and better access to quality inventory. In addition, we expect the company’s acquisitions and international opportunities in Canada and Mexico will be favorable for its operations throughout 2009. The portfolio also benefited from our investment in Volcano Corporation,

I N   T H E   N E W S

The U.S. Treasury and the Federal Reserve have taken well-publicized steps in response to the credit crisis. What may be less known are actions by European and Asian authorities.The Bank of England has made dramatic reductions in interest rates. In October, short-term rates stood at 5%, but after a series of cuts, they had fallen to 1.5% by January 8.This marked the first time rates had dropped below 2% in the Bank of England’s history, which dates to 1694. Similarly, China has instituted several interest-rate reductions since September. In November, China unveiled a $586 billion economic stimulus program. In a more unconventional move, the government of Ireland during January nationalized Anglo-Irish Banks, a weakened financial institution.

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a health-care equipment manufacturer that is at the forefront of vascular and heart-structure technology.

Also worth noting is Axsys Technologies, a manufacturer of advanced optical equipment, such as cameras and motion control components, used by defense contractors and the military. I believe the company’s growth prospects are strong, based on demand for homeland security applications, both in the United States and abroad. Another company benefiting from military demand was AeroVironment, a manufacturer of unmanned aerial vehicles.

What is your outlook as we move into the second half of the fund’s fiscal year?

Going into 2009, there are several sectors that I find attractive, including technology, consumer discretionary, and, to a lesser extent, financials. This may seem counterintuitive given how these sectors are struggling in the current environment. However, these stocks offer attractive valuations, and technology and consumer stocks tend to be those “early-cycle” leaders, offering the potential for strong performance coming out of the recession. I believe now is the time to be increasing the fund’s exposure to these areas, although negative headlines and jittery investors may continue to be a near-term risk.

On the other hand, the health-care sector, which has served the fund well over the past six months, is likely to underperform if we are entering the latter half of the current recession. It is likely that I will consider trimming holdings in this sector with an eye toward adding to the portfolio’s technology and consumer holdings. Of course, the process of sector rotation is simply a component of our investment process, and my focus remains — first and foremost — on fundamental research and individual stock selection.

Tony, thank you for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2008, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/31/97)		(3/18/02)		(3/18/02)		(3/18/02)		(12/1/03)	(11/3/03)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.64%	7.06%	6.84%	6.84%	6.84%	6.84%	7.11%	6.77%	7.38%	7.77%

10 years	68.03	58.33	55.77	55.77	55.78	55.78	59.92	54.38	63.97	70.17
Annual average	5.33	4.70	4.53	4.53	4.53	4.53	4.81	4.44	5.07	5.46

5 years	–21.91	–26.42	–24.80	–25.94	–24.80	–24.80	–23.85	–26.53	–22.85	–20.92
Annual average	–4.83	–5.95	–5.54	–5.83	–5.54	–5.54	–5.30	–5.98	–5.06	–4.59

3 years	–38.28	–41.82	–39.67	–41.13	–39.67	–39.67	–39.21	–41.34	–38.73	–37.81
Annual average	–14.86	–16.52	–15.50	–16.19	–15.50	–15.50	–15.29	–16.29	–15.07	–14.64

1 year	–43.16	–46.43	–43.61	–46.43	–43.58	–44.14	–43.47	–45.45	–43.31	–43.02

6 months	–34.89	–38.64	–35.19	–38.43	–35.15	–35.79	–35.09	–37.36	–34.99	–34.85

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

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Comparative index returns For periods ended 12/31/08

	Russell 2000	Lipper Small-Cap Growth Funds
	Growth Index	category average*

Annual average (life of fund)	–0.46%	1.39%

10 years	–7.34	17.42
Annual average	–0.76	1.01

5 years	–11.22	–16.89
Annual average	–2.35	–3.80

3 years	–25.43	–30.32
Annual average	–9.32	–11.49

1 year	–38.54	–42.10

6 months	–32.51	–34.29

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/08, there were 620, 603, 507, 406, 202, and 173 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/08

	Class A		Class B	Class C	Class M		Class R	Class Y

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

6/30/08	$17.17	$18.22	$16.20	$16.19	$16.53	$17.13	$16.95	$17.42

12/31/08	11.18	11.86	10.50	10.50	10.73	11.12	11.02	11.35

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during this period.

Fund’s annual operating expenses For the fiscal year ended 6/30/08

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.52%	2.27%	2.27%	2.02%	1.77%	1.27%

Total annual fund operating expenses	1.72	2.47	2.47	2.22	1.97	1.47

* Reflects Putnam Management’s decision to contractually limit expenses through 6/30/09.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Small Cap Growth Fund from July 1, 2008, to December 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$6.12	$9.22	$9.22	$8.19	$7.15	$5.08

Ending value (after expenses)	$651.10	$648.10	$648.50	$649.10	$650.10	$651.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended December 31, 2008, use the following calculation method. To find the value of your investment on July 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

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	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$7.48	$11.27	$11.27	$10.01	$8.74	$6.21

Ending value (after expenses)	$1,017.80	$1,014.01	$1,014.01	$1,015.27	$1,016.53	$1,019.06

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.47%	2.22%	2.22%	1.97%	1.72%	1.22%

Average annualized expense
ratio for Lipper peer group*	1.52%	2.27%	2.27%	2.02%	1.77%	1.27%

* Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 12/31/08.

Your fund’s portfolio turnover

Putnam funds are actively managed by experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

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Turnover comparisons Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Putnam Small Cap Growth Fund	138%	103%	112%	92%	87%

Lipper Small-Cap Growth Funds
category average	127%	122%	124%	131%	106%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on June 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 12/31/08.

Your fund’s management

Your fund’s Portfolio Manager is Anthony Sutton.

Portfolio management fund ownership

The following table shows how much the fund’s current Portfolio Manager has invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of December 31, 2008, and December 31, 2007.

Trustee and Putnam employee fund ownership

As of December 31, 2008, all of the Trustees of the Putnam funds owned fund shares. The following table shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in the fund	Total assets in all Putnam funds

Trustees	$205,000	$32,000,000

Putnam employees	$3,410,000	$332,000,000

Other Putnam funds managed by the Portfolio Manager

Anthony Sutton does not manage any other Putnam funds. He may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2008.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate.

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In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 59th percentile in management fees and in the 69th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

(Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will be applied to your fund.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the

19

Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Small-Cap Growth Funds) for the one-year, three-year, and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	75th

Three-year period	74th

Five-year period	46th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year, and five-year periods ended December 31, 2007, there were 591, 477, and 394 funds, respectively, in your fund’s Lipper peer

20

group.* Past performance is no guarantee of future returns.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Small-Cap Growth Funds category for the one-year, five-year, and ten-year periods ended December 31, 2008, were 60%, 66%, and 9%, respectively. Over the one-year, five-year, and ten-year periods ended December 31, 2008, your fund ranked 359th out of 603, 267th out of 406, and 17th out of 202 funds, respectively. Note that this more recent information was not available when theTrustees approved the continuance of your fund’s management contract.

21

clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

22

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual

Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

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Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

24

The fund’s portfolio 12/31/08 (Unaudited)

COMMON STOCKS (100.8%)*	Shares	Value

Advertising and marketing services (0.3%)
Liquidity Services, Inc. †	56,600	$471,478

		471,478
Aerospace and defense (3.2%)
AeroVironment, Inc. †	49,930	1,837,923

Orbital Sciences Corp. †	67,900	1,326,087

Teledyne Technologies, Inc. †	34,600	1,541,430

		4,705,440
Banking (1.0%)
Bank of the Ozarks, Inc.	32,500	963,300

PremierWest Bancorp	65,968	441,326

		1,404,626
Basic materials (0.5%)
Ameron International Corp.	11,300	710,996

		710,996
Biotechnology (9.2%)
Alexion Pharmaceuticals, Inc. †	66,200	2,395,778

CryoLife, Inc. †	147,000	1,427,370

Martek Biosciences Corp. †	52,000	1,576,120

Medicines Co. †	97,900	1,442,067

Momenta Pharmaceuticals, Inc. †	116,900	1,356,040

Myriad Genetics, Inc. †	24,400	1,616,744

Nabi Biopharmaceuticals †	236,398	791,933

Orexigen Therapeutics, Inc. †	186,362	1,039,900

Viropharma, Inc. †	149,200	1,942,584

		13,588,536
Chemicals (2.0%)
Aceto Corp.	164,900	1,650,649

Koppers Holdings, Inc.	35,600	769,672

Metabolix, Inc. †	38,000	483,360

		2,903,681
Commercial and consumer services (8.0%)
ABM Industries, Inc.	64,200	1,223,010

Emergency Medical Services Corp. Class A †	16,959	620,869

Exponent, Inc. †	52,800	1,588,224

EZCORP, Inc. Class A †	176,100	2,678,481

Gartner, Inc. †	62,900	1,121,507

Healthcare Services Group, Inc.	132,522	2,111,075

Hill International, Inc. †	88,600	623,744

Watson Wyatt Worldwide, Inc. Class A	37,000	1,769,340

		11,736,250
Communications equipment (2.3%)
Comtech Telecommunications Corp. †	43,100	1,974,842

F5 Networks, Inc. †	64,400	1,472,184

		3,447,026
Computers (5.0%)
American Reprographics Co. †	92,900	641,010

ANSYS, Inc. †	30,400	847,856

Compellent Technologies, Inc. †	63,679	619,597

NCI, Inc. †	38,400	1,156,992

25

COMMON STOCKS (100.8%)* cont.	Shares	Value

Computers cont.
Netezza Corp. †	154,300	$1,024,552

OpenTV Corp. Class A †	455,300	560,019

Synaptics, Inc. †	36,050	596,988

TeleCommunication Systems, Inc. Class A †	226,261	1,943,582

		7,390,596
Consumer goods (1.2%)
Chattem, Inc. †	25,400	1,816,862

		1,816,862
Distribution (3.4%)
Beacon Roofing Supply, Inc. †	178,800	2,481,744

Spartan Stores, Inc.	106,176	2,468,592

		4,950,336
Electrical equipment (0.3%)
ICx Technologies, Inc. †	61,500	486,465

		486,465
Electronics (5.1%)
Actel Corp. †	88,500	1,037,220

Axsys Technologies, Inc. †	43,100	2,364,466

Badger Meter, Inc.	19,600	568,792

Energy Conversion Devices, Inc. †	31,284	788,670

Itron, Inc. †	24,800	1,580,752

IXYS Corp.	148,822	1,229,270

		7,569,170
Energy (oil field) (1.4%)
Bolt Technology Corp. †	42,200	293,712

Dril-Quip, Inc. †	23,300	477,883

Hornbeck Offshore Services, Inc. †	21,100	344,774

Oceaneering International, Inc. †	19,000	553,660

Willbros Group, Inc. (Panama) †	49,600	420,112

		2,090,141
Energy (other) (1.6%)
Akeena Solar, Inc. †	198,558	341,520

Optisolar, Inc. (acquired 7/30/08, cost $1,698,800) (Private) ‡ † F	274,000	1,698,800

Real Goods Solar, Inc. Class A †	99,560	363,394

		2,403,714
Engineering and construction (1.5%)
Aecom Technology Corp. †	25,700	789,761

EMCOR Group, Inc. †	49,200	1,103,556

ENGlobal Corp. †	112,500	365,625

		2,258,942
Environmental (1.7%)
Clean Harbors, Inc. †	40,200	2,550,288

		2,550,288
Food (0.5%)
Cal-Maine Foods, Inc.	26,900	772,030

		772,030
Forest products and packaging (2.1%)
Rock-Tenn Co. Class A	42,500	1,452,650

Silgan Holdings, Inc.	34,000	1,625,540

		3,078,190
Health-care services (5.2%)
Amedisys, Inc. †	40,200	1,661,868

Catalyst Health Solutions, Inc. †	47,200	1,149,320

26

COMMON STOCKS (100.8%)* cont.	Shares	Value

Health-care services cont.
IPC The Hospitalist Co., Inc. †	58,000	$976,140

LHC Group, Inc. †	29,100	1,047,600

Onyx Pharmaceuticals, Inc. †	23,400	799,344

Osiris Therapeutics, Inc. †	41,500	795,140

United Therapeutics Corp. †	19,600	1,225,980

		7,655,392
Investment banking/Brokerage (2.5%)
Cohen & Steers, Inc.	46,500	511,035

FBR Capital Markets Corp. †	260,024	1,263,717

SWS Group, Inc.	102,213	1,936,936

		3,711,688
Machinery (1.9%)
Briggs & Stratton Corp.	63,900	1,124,001

Wabtec Corp.	41,600	1,653,600

		2,777,601
Manufacturing (1.3%)
Matthews International Corp. Class A	45,300	1,661,604

Robbins & Myers, Inc.	13,300	215,061

		1,876,665
Medical technology (8.1%)
Abiomed, Inc. †	76,500	1,256,130

Exactech, Inc. †	13,900	234,076

Luminex Corp. †	85,267	1,821,303

Masimo Corp. †	37,600	1,121,608

Merit Medical Systems, Inc. †	107,700	1,931,061

PetMed Express, Inc. †	56,900	1,003,147

Volcano Corp. †	140,823	2,112,345

Wright Medical Group, Inc. †	70,300	1,436,229

Zoll Medical Corp. †	57,900	1,093,731

		12,009,630
Metals (0.1%)
Western Goldfields, Inc. (Canada) †	48,276	74,828

		74,828
Oil and gas (2.6%)
Comstock Resources, Inc. †	23,753	1,122,329

Concho Resources, Inc. †	46,300	1,056,566

EXCO Resources, Inc. †	69,400	628,764

McMoRan Exploration Co. †	35,100	343,980

Penn Virginia Corp.	19,600	509,208

Rex Energy Corp. †	71,689	210,766

		3,871,613
Pharmaceuticals (5.6%)
Matrixx Initiatives, Inc. †	47,700	786,573

OSI Pharmaceuticals, Inc. †	36,800	1,437,040

Owens & Minor, Inc.	46,900	1,765,785

PharMerica Corp. †	97,600	1,529,392

Rigel Pharmaceuticals, Inc. †	92,559	740,472

Salix Pharmaceuticals, Ltd. †	97,889	864,360

Santarus, Inc. †	689,600	1,082,672

		8,206,294

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COMMON STOCKS (100.8%)* cont.	Shares	Value

Publishing (0.8%)
Marvel Entertainment, Inc. †	39,400	$1,211,550

		1,211,550
Real estate (0.9%)
Tanger Factory Outlet Centers R	36,300	1,365,606

		1,365,606
Restaurants (1.7%)
AFC Enterprises †	106,100	497,609

McCormick & Schmick’s Seafood Restaurants, Inc. †	113,700	457,074

Morton’s Restaurant Group, Inc. †	219,560	627,942

Papa John’s International, Inc. †	51,300	945,459

		2,528,084
Retail (6.2%)
Casey’s General Stores, Inc.	25,900	589,743

Childrens Place Retail Stores, Inc. (The) †	89,500	1,940,360

Citi Trends, Inc. †	31,500	463,680

Haverty Furniture Cos., Inc.	89,800	837,834

Hibbett Sports, Inc. †	60,900	956,739

Jo-Ann Stores, Inc. †	62,700	971,223

Shoe Carnival, Inc. †	43,500	415,425

Tractor Supply Co. †	45,200	1,633,528

Wolverine World Wide, Inc.	60,600	1,275,024

		9,083,556
Schools (0.6%)
Universal Technical Institute, Inc. †	53,800	923,746

		923,746
Semiconductor (0.8%)
Hittite Microwave Corp. †	42,500	1,252,050

		1,252,050
Shipping (0.3%)
Kirby Corp. †	15,200	415,872

		415,872
Software (5.5%)
Blackboard, Inc. †	25,400	666,242

Interwoven, Inc. †	107,800	1,358,280

Mantech International Corp. Class A †	26,900	1,457,711

MedAssets, Inc. †	72,400	1,057,040

Parametric Technology Corp. †	56,400	713,460

Sybase, Inc. †	69,100	1,711,607

Websense, Inc. †	76,200	1,140,714

		8,105,054
Technology services (2.1%)
CSG Systems International, Inc. †	83,403	1,457,050

FactSet Research Systems, Inc.	15,300	676,872

IHS, Inc. Class A †	22,400	838,208

Zix Corp. †	83,221	99,033

		3,071,163
Telecommunications (3.6%)
j2 Global Communications, Inc. †	62,100	1,244,484

Nice Systems, Ltd. ADR (Israel) †	51,500	1,157,205

NTELOS Holdings Corp.	72,800	1,795,248

OpNext, Inc. †	210,500	368,375

Premiere Global Services, Inc. †	91,300	786,092

		5,351,404

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COMMON STOCKS (100.8%)* cont.	Shares	Value

Textiles (0.7%)
Gymboree Corp. (The) †	37,400	$975,766

		975,766
Total common stocks (cost $171,767,179)		$148,802,329

SHORT-TERM INVESTMENTS (0.1%)*	Shares	Value

Federated Prime Obligations Fund	200,957	$200,957

Total short-term investments (cost $200,957)		$200,957

TOTAL INVESTMENTS
Total investments (cost $171,968,136)		$149,003,286

* Percentages indicated are based on net assets of $147,687,754.

† Non-income-producing security.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at December 31, 2008 was $1,698,800 or 1.2% of net assets.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on the securities valuation inputs.

R Real Estate Investment Trust.

At December 31, 2008, liquid assets totaling $3,489 have been designated as collateral for open options.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

WRITTEN OPTIONS OUTSTANDING at 12/31/08 (premiums received $56,584) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Red Hat, Inc. (Put)	$116,308	Jan-09/$7.62	$3,489

Total			$3,489

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. The Standard establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of December 31, 2008:

Valuation inputs	Investments in securities	Other financial instruments*

Level 1	$147,304,486	$—

Level 2	—	53,095

Level 3	1,698,800	—

Total	$149,003,286	$53,095

* Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

29

The following is a reconciliation of Level 3 assets as of December 31, 2008:

	Investment in securities	Other financial instruments*

Balance as of June 30, 2008	$—	$—

Accrued discounts/premiums	—	—

Realized gain/loss	—	—

Change in net unrealized appreciation/(depreciation)	—	—

Net purchases/sales	1,698,800	—

Net transfers in and/or out of Level 3	—	—

Balance as of December 31, 2008	$1,698,800	$—

* Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

30

Statement of assets and liabilities 12/31/08 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $171,968,136)	$149,003,286

Cash	9

Dividends, interest and other receivables	81,823

Receivable for shares of the fund sold	263,817

Receivable for securities sold	2,020,626

Total assets	151,369,561

LIABILITIES

Payable for shares of the fund repurchased	3,030,046

Payable for compensation of Manager (Note 2)	310,965

Payable for investor servicing fees (Note 2)	56,166

Payable for custodian fees (Note 2)	10,288

Payable for Trustee compensation and expenses (Note 2)	56,883

Payable for administrative services (Note 2)	1,543

Payable for distribution fees (Note 2)	116,733

Written options outstanding, at value (premiums received $56,584) (Notes 1 and 3)	3,489

Other accrued expenses	95,694

Total liabilities	3,681,807

Net assets	$147,687,754

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$289,974,987

Accumulated net investment loss (Note 1)	(1,090,623)

Accumulated net realized loss on investments	(118,284,855)

Net unrealized depreciation of investments	(22,911,755)

Total — Representing net assets applicable to capital shares outstanding	$147,687,754

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($114,556,444 divided by 10,250,019 shares)	$11.18

Offering price per class A share (100/94.25 of $11.18)*	$11.86

Net asset value and offering price per class B share ($9,932,291 divided by 945,778 shares)**	$10.50

Net asset value and offering price per class C share ($6,629,657 divided by 631,629 shares)**	$10.50

Net asset value and redemption price per class M share ($2,674,194 divided by 249,134 shares)	$10.73

Offering price per class M share (100/96.50 of $10.73)*	$11.12

Net asset value, offering price and redemption price per class R share
($5,387,659 divided by 488,940 shares)	$11.02

Net asset value, offering price and redemption price per class Y share
($8,507,509 divided by 749,550 shares)	$11.35

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

31

Statement of operations Six months ended 12/31/08 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $4,647)	$520,463

Interest (including interest income of $16,976
from investments in affiliated issuers) (Note 5)	28,661

Securities lending	328,815

Total investment income	877,939

EXPENSES

Compensation of Manager (Note 2)	1,294,926

Investor servicing fees (Note 2)	521,905

Custodian fees (Note 2)	8,739

Trustee compensation and expenses (Note 2)	15,286

Administrative services (Note 2)	9,651

Distribution fees — Class A (Note 2)	256,024

Distribution fees — Class B (Note 2)	72,680

Distribution fees — Class C (Note 2)	48,521

Distribution fees — Class M (Note 2)	13,703

Distribution fees — Class R (Note 2)	21,582

Other	104,147

Fees waived and reimbursed by Manager (Notes 2 and 5)	(374,134)

Total expenses	1,993,030

Expense reduction (Note 2)	(24,468)

Net expenses	1,968,562

Net investment loss	(1,090,623)

Net realized loss on investments (Notes 1 and 3)	(70,306,526)

Net realized gain on futures contracts (Note 1)	203,266

Net realized gain on written options (Notes 1 and 3)	68,676

Net unrealized depreciation of investments, futures contracts,
and written options during the period	(40,607,181)

Net loss on investments	(110,641,765)

Net decrease in net assets resulting from operations	$(111,732,388)

The accompanying notes are an integral part of these financial statements.

32

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 12/31/08*	Year ended 6/30/08

Operations:
Net investment loss	$(1,090,623)	$(3,986,727)

Net realized loss on investments	(70,034,584)	(32,205,774)

Net unrealized depreciation of investments	(40,607,181)	(57,528,968)

Net decrease in net assets resulting from operations	(111,732,388)	(93,721,469)

Distributions to shareholders: (Note 1)
From ordinary income
Net realized short-term gain on investments

Class A	—	(15,478,164)

Class B	—	(1,625,631)

Class C	—	(854,334)

Class M	—	(235,441)

Class R	—	(532,835)

Class Y	—	(1,372,495)

From net realized long-term gain on investments
Class A	—	(31,757,121)

Class B	—	(3,335,368)

Class C	—	(1,752,870)

Class M	—	(483,062)

Class R	—	(1,093,236)

Class Y	—	(2,815,998)

From return of capital
Class A	—	(423,920)

Class B	—	(44,523)

Class C	—	(23,399)

Class M	—	(6,448)

Class R	—	(14,593)

Class Y	—	(37,590)

Redemption fees (Note 1)	19,097	23,366

Decrease from capital share transactions (Note 4)	(89,139,682)	(16,610,412)

Total decrease in net assets	(200,852,973)	(172,195,543)

NET ASSETS

Beginning of period	348,540,727	520,736,270

End of period (including accumulated
net investment loss of $1,090,623 and $—, respectively)	$147,687,754	$348,540,727

* Unaudited

The accompanying notes are an integral part of these financial statements.

33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio of net
			Net realized									of expenses	investment
	Net asset value,		and unrealized	Total from	From net					Total return	Net assets,	to average	income (loss)
	beginning	Net investment	gain (loss) on	investment	realized gain on	From return	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	Portfolio
Period ended	of period	income (loss) [a,b]	investments	operations	investments	of capital	distributions	fees [c]	end of period	value (%) [d]	(in thousands)	(%) [a,e]	net assets (%) [a]	turnover (%)

Class A
December 31, 2008 **	$17.17	(.06)	(5.93)	(5.99)	—	—	—	—	$11.18	(34.89) *	$114,556	.74 *	(.39) *	66.17 *
June 30, 2008	24.46	(.17)	(4.08)	(4.25)	(3.01)	(.03)	(3.04)	—	17.17	(18.98)	270,720	1.52	(.84)	138.44
June 30, 2007	22.58	(.21)	3.45	3.24	(1.36)	—	(1.36)	—	24.46	14.93	393,876	1.54	(.94)	103.19
June 30, 2006	21.65	(.21) [f]	2.42	2.21	(1.28)	—	(1.28)	—	22.58	10.17	374,810	1.54 [f]	(.91) [f]	112.19
June 30, 2005	20.03	(.18) [g,h]	2.10	1.92	(.30)	—	(.30)	—	21.65	9.61	237,324	1.55	(.90) [g,h]	92.37
June 30, 2004	15.27	(.18)	4.94	4.76	—	—	—	—	20.03	31.17	159,769	1.55	(.99)	86.96

Class B
December 31, 2008 **	$16.20	(.10)	(5.60)	(5.70)	—	—	—	—	$10.50	(35.19) *	$9,932	1.12 *	(.77) *	66.17 *
June 30, 2008	23.42	(.32)	(3.86)	(4.18)	(3.01)	(.03)	(3.04)	—	16.20	(19.57)	19,668	2.27	(1.60)	138.44
June 30, 2007	21.83	(.37)	3.32	2.95	(1.36)	—	(1.36)	—	23.42	14.08	53,217	2.29	(1.70)	103.19
June 30, 2006	21.12	(.37) [f]	2.36	1.99	(1.28)	—	(1.28)	—	21.83	9.36	68,710	2.29 [f]	(1.67) [f]	112.19
June 30, 2005	19.69	(.33) [g,h]	2.06	1.73	(.30)	—	(.30)	—	21.12	8.81	68,758	2.30	(1.68) [g,h]	92.37
June 30, 2004	15.12	(.32)	4.89	4.57	—	—	—	—	19.69	30.23	67,549	2.30	(1.74)	86.96

Class C
December 31, 2008 **	$16.19	(.10)	(5.59)	(5.69)	—	—	—	—	$10.50	(35.15) *	$6,630	1.12 *	(.77) *	66.17 *
June 30, 2008	23.42	(.31)	(3.88)	(4.19)	(3.01)	(.03)	(3.04)	—	16.19	(19.61)	12,965	2.27	(1.59)	138.44
June 30, 2007	21.82	(.37)	3.33	2.96	(1.36)	—	(1.36)	—	23.42	14.14	21,447	2.29	(1.69)	103.19
June 30, 2006	21.12	(.37) [f]	2.35	1.98	(1.28)	—	(1.28)	—	21.82	9.31	21,678	2.29 [f]	(1.66) [f]	112.19
June 30, 2005	19.69	(.33) [g,h]	2.06	1.73	(.30)	—	(.30)	—	21.12	8.81	14,148	2.30	(1.66) [g,h]	92.37
June 30, 2004	15.12	(.33)	4.90	4.57	—	—	—	—	19.69	30.23	12,385	2.30	(1.75)	86.96

Class M
December 31, 2008 **	$16.53	(.09)	(5.71)	(5.80)	—	—	—	—	$10.73	(35.09) *	$2,674	.99 *	(.64) *	66.17 *
June 30, 2008	23.78	(.26)	(3.95)	(4.21)	(3.01)	(.03)	(3.04)	—	16.53	(19.39)	4,688	2.02	(1.34)	138.44
June 30, 2007	22.09	(.32)	3.37	3.05	(1.36)	—	(1.36)	—	23.78	14.38	5,759	2.04	(1.43)	103.19
June 30, 2006	21.31	(.32) [f]	2.38	2.06	(1.28)	—	(1.28)	—	22.09	9.61	5,688	2.04 [f]	(1.42) [f]	112.19
June 30, 2005	19.82	(.28) [g,h]	2.07	1.79	(.30)	—	(.30)	—	21.31	9.05	5,108	2.05	(1.42) [g,h]	92.37
June 30, 2004	15.18	(.29)	4.93	4.64	—	—	—	—	19.82	30.57	5,305	2.05	(1.50)	86.96

Class R
December 31, 2008 **	$16.95	(.07)	(5.86)	(5.93)	—	—	—	—	$11.02	(34.99) *	$5,388	.87 *	(.52) *	66.17 *
June 30, 2008	24.24	(.21)	(4.04)	(4.25)	(3.01)	(.03)	(3.04)	—	16.95	(19.17)	12,528	1.77	(1.08)	138.44
June 30, 2007	22.44	(.27)	3.43	3.16	(1.36)	—	(1.36)	—	24.24	14.65	11,905	1.79	(1.18)	103.19
June 30, 2006	21.57	(.27) [f]	2.42	2.15	(1.28)	—	(1.28)	—	22.44	9.92	9,500	1.79 [f]	(1.17) [f]	112.19
June 30, 2005	20.01	(.21) [g,h]	2.07	1.86	(.30)	—	(.30)	—	21.57	9.32	396	1.80	(1.03) [g,h]	92.37
June 30, 2004 †	18.58	(.12)	1.55	1.43	—	—	—	—	20.01	7.70 *	19	1.05 *	(.72) *	86.96

Class Y
December 31, 2008 **	$17.42	(.04)	(6.03)	(6.07)	—	—	—	—	$11.35	(34.85) *	$8,508	.62 *	(.27) *	66.17 *
June 30, 2008	24.71	(.12)	(4.13)	(4.25)	(3.01)	(.03)	(3.04)	—	17.42	(18.77)	27,971	1.27	(.59)	138.44
June 30, 2007	22.73	(.16)	3.50	3.34	(1.36)	—	(1.36)	—	24.71	15.28	34,532	1.29	(.69)	103.19
June 30, 2006	21.73	(.15) [f]	2.43	2.28	(1.28)	—	(1.28)	—	22.73	10.46	34,466	1.29 [f]	(.67) [f]	112.19
June 30, 2005	20.06	(.13) [g,h]	2.10	1.97	(.30)	—	(.30)	—	21.73	9.85	29,903	1.30	(.65) [g,h]	92.37
June 30, 2004 ††	18.41	(.09)	1.74	1.65	—	—	—	—	20.06	8.96 *	14,355	.86 *	(.49) *	86.96

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34	35

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period December 1, 2003 (commencement of operations) to June 30, 2004.

†† For the period November 3, 2003 (commencement of operations) to June 30, 2004.

a Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class, as a percentage of its average net assets, reflect a reduction of the following amounts (Notes 2 and 5):

	12/31/08	6/30/08	6/30/07	6/30/06	6/30/05	6/30/04

Class A	0.15%	0.20%	0.14%	0.12%	0.15%	0.12%

Class B	0.15	0.20	0.14	0.12	0.15	0.12

Class C	0.15	0.20	0.14	0.12	0.15	0.12

Class M	0.15	0.20	0.14	0.12	0.15	0.12

Class R	0.15	0.20	0.14	0.12	0.15	0.09

Class Y	0.15	0.20	0.14	0.12	0.15	0.10

b Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

c Amount represents less than $0.01 per share.

d Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

e Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

f Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended June 30, 2006.

g Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	<$0.01	0.01%

Class B	<0.01	0.01

Class C	<0.01	0.01

Class M	<0.01	0.01

Class R	<0.01	0.01

Class Y	<0.01	0.01

h Reflects a special dividend received by the fund which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.03	0.15%

Class B	0.03	0.13

Class C	0.03	0.14

Class M	0.03	0.13

Class R	0.05	0.26

Class Y	0.03	0.15

The accompanying notes are an integral part of these financial statements.

36

Notes to financial statements 12/31/08 (Unaudited)

Note 1: Significant accounting policies

Putnam Small Cap Growth Fund (the“fund”), is a series of Putnam Funds Trust (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of small, rapidly-growing U.S. companies that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes have the potential for capital appreciation.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately six years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management.

37

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities.When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At December 31, 2008, the fund had no securities out on loan.

38

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending June 30, 2009 $47,238,714 of losses recognized during the period November 1, 2007 to June 30, 2008.

The aggregate identified cost on a tax basis is $173,009,118, resulting in gross unrealized appreciation and depreciation of $16,391,924 and $40,397,756, respectively, or net unrealized depreciation of $24,005,832.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion, and 0.73% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses.

Putnam Management has further agreed to waive fees and reimburse expenses of the fund for the period from January 1, 2007 through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper Inc. based on the size of the fund. The expense reimbursement is based on a comparison of the fund’s total expenses with the average operating expenses of the funds in this Lipper custom peer group for their respective 2006 and 2007 fiscal years, excluding 12b-1 fees and after adjustment for certain expense offset and brokerage/service arrangements that reduced expenses of the fund.

For the period ended December 31, 2008, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $373,549 of its management fee from the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their

39

staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management, provided investor servicing agent functions to the fund through December 31, 2008. Subsequent to December 31, 2008, these services were provided by Putnam Investor Services, Inc., another affiliate of Putnam Management. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended December 31, 2008, the amounts incurred for investor servicing agent functions provided by PFTC are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the six months ended December 31, 2008, the fund’s expenses were reduced by $2,366 under the expense offset arrangements and by $22,102 under the brokerage/ service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $359, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended December 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $12,228 and $203 from the sale of class A and class M shares, respectively, and received $17,104 and $158 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended December 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $256 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended December 31, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated

40

$174,680,812 and $262,403,752, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the period ended December 31, 2008 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of period	$ 46,236	$ 68,676

Options opened	116,308	56,584

Options exercised	—	—

Options expired	(46,236)	(68,676)

Options closed	—	—

Written options
outstanding at
end of period	$116,308	$ 56,584

Note 4: Capital shares

At December 31, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 12/31/08		Year ended 6/30/08

Class A	Shares	Amount	Shares	Amount

Shares sold	1,445,894	$19,848,540	4,489,190	$92,040,877

Shares issued in connection with	—	—	2,214,494	43,647,675
reinvestment of distributions

	1,445,894	19,848,540	6,703,684	135,688,552

Shares repurchased	(6,960,874)	(84,696,294)	(7,038,317)	(137,953,193)

Net decrease	(5,514,980)	$(64,847,754)	(334,633)	$(2,264,641)

	Six months ended 12/31/08		Year ended 6/30/08

Class B	Shares	Amount	Shares	Amount

Shares sold	91,500	$1,241,748	226,561	$4,471,032

Shares issued in connection with	—	—	219,607	4,100,053
reinvestment of distributions

	91,500	1,241,748	446,168	8,571,085

Shares repurchased	(360,044)	(4,857,408)	(1,504,102)	(30,793,214)

Net decrease	(268,544)	$(3,615,660)	(1,057,934)	$(22,222,129)

	Six months ended 12/31/08		Year ended 6/30/08

Class C	Shares	Amount	Shares	Amount

Shares sold	78,432	$1,290,349	158,164	$3,075,933

Shares issued in connection with	—	—	110,237	2,057,028
reinvestment of distributions

	78,432	1,290,349	268,401	5,132,961

Shares repurchased	(247,652)	(3,464,960)	(383,388)	(7,067,421)

Net decrease	(169,220)	$(2,174,611)	(114,987)	$(1,934,460)

41

	Six months ended 12/31/08		Year ended 6/30/08

Class M	Shares	Amount	Shares	Amount

Shares sold	66,063	$848,341	123,179	$2,235,099

Shares issued in connection with	—	—	37,728	717,957
reinvestment of distributions

	66,063	848,341	160,907	2,953,056

Shares repurchased	(100,465)	(1,326,666)	(119,526)	(2,199,681)

Net increase (decrease)	(34,402)	$(478,325)	41,381	$753,375

	Six months ended 12/31/08		Year ended 6/30/08

Class R	Shares	Amount	Shares	Amount

Shares sold	93,801	$1,270,327	335,481	$6,688,164

Shares issued in connection with	—	—	79,226	1,543,325
reinvestment of distributions

	93,801	1,270,327	414,707	8,231,489

Shares repurchased	(344,010)	(5,227,990)	(166,610)	(3,360,267)

Net increase (decrease)	(250,209)	$(3,957,663)	248,097	$4,871,222

	Six months ended 12/31/08		Year ended 6/30/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	248,422	$3,387,274	509,576	$10,238,372

Shares issued in connection with	—	—	210,535	4,202,282
reinvestment of distributions

	248,422	3,387,274	720,111	14,440,654

Shares repurchased	(1,104,756)	(17,452,943)	(511,802)	(10,254,433)

Net increase (decrease)	(856,334)	$(14,065,669)	208,309	$4,186,221

Note 5: Investment in Putnam Prime Money Market Fund

The fund invested in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund were valued at its closing net asset value each business day. Management fees paid by the fund were reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended December 31, 2008, management fees paid were reduced by $585 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund were recorded as interest income in the Statement of operations and totaled $16,976 for the period ended December 31, 2008. During the period ended December 31, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $35,126,710 and $37,547,066, respectively.

On September 17, 2008, the Trustees of the Putnam Prime Money Market Fund voted to close that fund effective September 17, 2008. On September 24, 2008, the fund received shares of Federated Prime Obligations Fund, an unaffiliated management investment company registered under the Investment Company Act of 1940, in liquidation of its shares of Putnam Prime Money Market Fund.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam

42

Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Note 8: Market and credit risk

In the normal course of business the fund trades finan-cial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the funds have unsettled or open transactions will default.

43

Brokerage commissions (unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s U.S. Small- and Mid-Cap group for the year ended December 31, 2008. The Putnam mutual funds in this group are Putnam Capital Opportunities Fund, Putnam Discovery Growth Fund, Putnam Mid Cap Value Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Growth Fund, Putnam Small Cap Value Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small- and Mid-Cap group are (in descending order) Morgan Stanley & Co., UBS Securities, Citigroup Global Markets, Credit Suisse First Boston, and Merrill Lynch, Pierce, Fenner and Smith. Commissions paid to these firms together represented approximately 42% of the total brokerage commissions paid for the year ended December 31, 2008.

Commissions paid to the next 10 firms together represented approximately 34% of the total brokerage commissions paid during the period. These firms are Barclays Capital, Cowen & Company, Goldman Sachs & Co., Lehman Brothers, JPMorgan Securities, Oppenheimer & Co., Piper Jaffray & Co., RBC Capital Markets, Wachovia Securities, and Weeden & Co.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

44

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	George Putnam, III	Beth S. Mazor
Putnam Investment	Robert L. Reynolds	Vice President
Management, LLC	Richard B. Worley
One Post Office Square		James P. Pappas
Boston, MA 02109	Officers	Vice President
Charles E. Haldeman, Jr.
Marketing Services	President	Francis J. McNamara, III
Putnam Retail Management		Vice President and
One Post Office Square	Charles E. Porter	Chief Legal Officer
Boston, MA 02109	Executive Vice President,
	Principal Executive Officer,	Robert R. Leveille
Custodian	Associate Treasurer and	Vice President and
State Street Bank and	Compliance Liaison	Chief Compliance Officer
Trust Company
	Jonathan S. Horwitz	Mark C. Trenchard
Legal Counsel	Senior Vice President	Vice President and
Ropes & Gray LLP	and Treasurer	BSA Compliance Officer

Trustees	Steven D. Krichmar	Judith Cohen
John A. Hill, Chairman	Vice President and	Vice President, Clerk and
Jameson A. Baxter,	Principal Financial Officer	Assistant Treasurer
Vice Chairman
Charles B. Curtis	Janet C. Smith	Wanda M. McManus
Robert J. Darretta	Vice President, Principal	Vice President, Senior Associate
Myra R. Drucker	Accounting Officer and	Treasurer and Assistant Clerk
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow		Nancy E. Florek
Elizabeth T. Kennan	Susan G. Malloy	Vice President, Assistant Clerk,
Kenneth R. Leibler	Vice President and	Assistant Treasurer and
Robert E. Patterson	Assistant Treasurer	Proxy Manager

This report is for the information of shareholders of Putnam Small Cap Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Forwarding service requested

SA076 254953 2/09

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: February 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: February 27, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: February 27, 2009